Exhibit 99.2

Charles P. Dougherty, President and CEO Diane Basile, CFO and Treasurer February 8, 2016 American Science and Engineering, Inc. Q3 Fiscal Year 2016 Earnings Call Presentation

Safe Harbor Statement 2 ©2016 American Science and Engineering, Inc. The foregoing presentation contains statements concerning AS&E’s financial performance, markets and business operations that may be considered “forward-looking” under applicable securities laws. AS&E wishes to caution readers of this material that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from those projected in the forward-looking statements contained herein include the following: significant reductions, delays or cancellations (in full or in part) in procurements of the Company’s systems by the United States and other governments; disruption in the supply of any source component incorporated into AS&E's products; litigation seeking to restrict the use of intellectual property used by the Company; limitations under certain laws on the Company’s ability to protect its own intellectual property; potential product liability claims against the Company; global political trends and events which affect public perception of the threat presented by drugs, explosives and other contraband; global economic developments and the ability of governments and private organizations to fund purchases of the Company’s products to address such threats; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to adapt to changes in technology and customer requirements; competitive pressures; lengthy sales cycles both in U.S government procurement and procurement abroad; and future delays in federal funding. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in AS&E’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. AS&E undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, which further detail and supplement the factors described in this Safe Harbor Statement. Among other disclosures, the Risk Factors disclose risks pertaining to that portion of the Company’s business that is dependent on U.S. government contracting as well as international customers. As a contractor with the U.S. government, a significant number of the Company’s government contracts may be terminated at the government’s discretion.

Sales by Product Line: Q3 FY16 vs. Q3 FY15 (000’s) 3 ©2016 American Science and Engineering, Inc. Q3 FY15 Q3 FY16 Service 56% Parcel and Personnel Systems 17% Mobile Cargo Systems 12% Cargo Systems 12% Other 3% Q3 FY16Q3 FY15Increase/ (Decrease)Cargo Systems $2,638 $8,577 $(5,939)Mobile Cargo Systems 2,671 10,792 (8,121)Parcel and Personnel Systems 3,757 3,016 741Service 12,443 12,158 285Other 664 2,437 (1,773)Total Sales $22,173 $36,980 $(14,807) Other 7% Cargo Systems 23% Service 33% Parcel and Personnel Systems 8% Mobile Cargo Systems 29%

 Consolidated Statement of Operations: Q3 FY16 vs. Q3 FY15 (000’s) 4 ©2016 American Science and Engineering, Inc. Quarter Ended "December 31, 2015" "December 31, 2014" Increase/ (Decrease) Total net sales and contract revenues $22,173 $36,980 $(14,807) Total cost of sales and contracts 11,277 19,873 (8,596) Gross profit 10,896 17,107 (6,211) Expenses: Selling, general and administrative expenses 7,693 7,627 66 Research and development costs 4,576 5,668 (1,092) Total operating expenses 12,269 13,295 (1,026) Operating income (loss) (1,373) 3,812 (5,185) Interest and other income (expense), net (22) 18 (40) Income (loss) before provision for (benefit from) income taxes (1,395) 3,830 (5,225) Provision for (benefit from) income taxes (931) 1,276 (2,207) Net income (loss) $(464) $2,554 $(3,018) Income (loss) per share - Basic $(0.06) $0.32 $(0.38) Income (loss) per share - Diluted $(0.06) $0.32 $(0.38) Weighted average shares - Basic 7,164 7,789 Weighted average shares - Diluted 7,164 7,796

Sales by Product Line: YTD FY16 vs. YTD FY15 (000’s) 5 ©2016 American Science and Engineering, Inc. YTD FY15 YTD FY16 Parcel and Personnel Systems 11% Mobile Cargo Systems 24% Cargo Systems 16% Other 3% Nine Months Ended December 31, 2015 December 31, 2014 Increase/ (Decrease) Cargo Systems $12,228 $21,758 $(9,530) Mobile Cargo Systems 18,989 25,127 (6,138) Parcel and Personnel Systems 8,580 5,315 3,265 Service 36,458 36,506 (48) Other 2,499 6,877 (4,378) Total Sales $78,754 $95,583 $(16,829) Service 46% Other 7% Cargo Systems 23% Service 38% Parcel and Personnel Systems 6% Mobile Cargo Systems 26%

Consolidated Statement of Operations: YTD FY16 vs. YTD FY15 (000’s) 6 ©2016 American Science and Engineering, Inc. Nine Months Ended "December 31, 2015" "December 31, 2014" Increase/ (Decrease) Total net sales and contract revenues $78,754 $95,583 $(16,829) Total cost of sales and contracts 41,078 52,324 (11,246) Gross profit 37,676 43,259 (5,583) Expenses: Selling, general and administrative expenses 22,735 24,936 (2,201) Research and development costs 16,216 18,092 (1,876) Total operating expenses 38,951 43,028 (4,077) Operating income (loss) (1,275) 231 (1,506) Interest and other income (expense), net (198) (88) (110) Income (loss) before provision for (benefit from) income taxes (1,473) 143 (1,616) Provision for (benefit from) income taxes (958) 41 (999) Net income (loss) $(515) $102 $(617) Income (loss) per share - Basic $(0.07) $0.01 $(0.08) Income (loss) per share - Diluted $(0.07) $0.01 $(0.08) Weighted average shares - Basic 7,158 7,866 Weighted average shares - Diluted 7,158 7,877

Cash and Investments Balance as of December 31, 2015 (000’s) 7 ©2016 American Science and Engineering, Inc. Total $99.8 million Total $97.3 million March 31, 2015 December 31, 2015 Restricted Cash and Investments - Long-term $208 $1,587 Restricted Cash and Investments - Current $6,193 $5,602 Short-Term Investments $24,533 $3,000 Cash and Cash Equivalents $68,835 $87,151  $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000

Backlog (000’s) 8 ©2016 American Science and Engineering, Inc. Backlog (000’s) $250,000 $200,000 $150,000 $100,000 $50,000 $-,Dec. 3`, 2011 Dec 31, 2012 Dec. 31, 2013 Dec 3`, 2014 Dec. 31, 2015 Backlog $209,057 $219,710 $180,934 $138,178 $156,575

Charles P. Dougherty President and CEO

Received First Award for Next Generation Z Portal® System 10 ©2016 American Science and Engineering, Inc. $13 million award for multiple next generation Z Portal systems from an African country System to be used for counterterrorism applications in combination with the ZBV® cargo and vehicle screening system Enhanced detection capability: Multi-technology with up to six views of scanned cargo Higher throughput, drive-through screening system: 250 trucks or 400 passenger vehicles per hour Compact, construction-less design: Fits into existing toll booth lanes and eliminates the need for extensive civil works Next generation Z Portal system for high throughput screening of cargo and vehicles provides up to six images of car or truck undergoing inspection

Introducing CarView™ Portal Security portal for scanning of cars and small trucks Ideal for events, garages, high-threat facilities, government buildings, and other checkpoints Drive-through passenger vehicle inspection system Low-cost, multi-technology, high-throughput Gain more insight into scanned vehicles with two views Simultaneously captures dual-energy transmission and Z Backscatter® images Balance security with the flow of operations High-throughput system can scan vehicles at 2–20 kph Up to 400 passenger vehicles per hour Construction-less design for fast deployment Lightweight, easily relocatable system 11 Dual-energy transmission and Z Backscatter X-rays ©2016 American Science and Engineering, Inc.

MINI Z® Handheld Z Backscatter® Screening System Executing on portable product roadmap with MINI Z system enhancements Enhanced operational effectiveness with latest software release, including image stitching for faster image interpretation Tactical improvements to assist public safety officials execute their missions more efficiently, including a tablet mount that allows for single-user operation U.S Federal government agencies continue to test and deploy MINI Z for multiple applications MINI Z systems deployed with 15 government agencies Key customers include: Navy, Army, Department of State, and U.S. Fish and Wildlife 12 ©2016 American Science and Engineering, Inc.

Services Evolution Service continues to be a differentiator for us with the highest levels of customer satisfaction Received a follow-on five-year contract from NATO Support and Procurement Agency First-year funded for $6.4 million The NATO award is helping us build a framework for larger scale Managed Services opportunities 13 ©2016 American Science and Engineering, Inc. Photos courtesy of NCI Agency Creative Media Centre

Strategic Initiatives 14 ©2016 American Science and Engineering, Inc.

VALUES Q & A An audio replay and a copy of the presentation slides will be available on the AS&E website at ir.as-e.com. Learn more about AS&E products and technologies at www.as-e.com and follow us on Twitter @ase_detects 15 © 2016 American Science and Engineering, Inc.

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